UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 2, 2004

THE ALLSTATE CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	1-11840	36-3871531
(State or other jurisdiction of organization)	(Commission File Number)	(IRS Employer Identification No.)

2775 Sanders Road
Northbrook, Illinois		60062
(Address of Principal Executive Offices)		Zip

Registrant’s telephone number, including area code: (847) 402-5000

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits

EXHIBIT NO.	DESCRIPTION

99	Registrant’s press release dated April 2, 2004.

Item 9.    REGULATION FD DISCLOSURE

On April 2, 2004 the Registrant issued the press release attached hereto as Exhibit 99.

SIGNATURE

Pursuant to the  requirements of the Securities  Exchange Act of 1934, the Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

THE ALLSTATE CORPORATION

By:	/s/ Emma M. Kalaidjian
	Name:	Emma M. Kalaidjian
	Title:	Assistant Secretary

Dated: April 6, 2004

EXHIBIT INDEX

NUMBER	DESCRIPTION

99	Registrant’s press release dated April 2, 2004.